UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21113
                                                     ---------------------------

                      Touchstone Institutional Funds Trust
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               (Exact name of registrant as specified in charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
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               (Address of principal executive offices) (Zip code)

                                  Jill McGruder
                            Touchstone Advisors, Inc.
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (513) 878-4066
                                                           --------------

                         Date of fiscal year end: 12/31
                                                  -----

                       Date of reporting period: 12/31/09
                                                 --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

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                                                               December 31, 2009





Annual Report
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TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone JSAM Institutional Large Cap Value Fund

Touchstone Mazama Institutional Growth Fund

Touchstone Sands Capital Institutional Growth Fund



[LOGO] Touchstone Investments(R)

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Table of Contents
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance (Unaudited)                     4-12
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Tabular Presentation of Portfolios of Investments (Unaudited)                 13
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Statements of Assets and Liabilities                                          14
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Statements of Operations                                                      15
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Statements of Changes in Net Assets                                        16-17
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Financial Highlights                                                       18-20
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Notes to Financial Statements                                              21-27
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Portfolios of Investments:
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      JSAM Institutional Large Cap Value Fund                                 28
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      Mazama Institutional Growth Fund                                     29-30
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      Sands Capital Institutional Growth Fund                                 31
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Report of Independent Registered Public Accounting Firm                       32
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Other Items (Unaudited)                                                    33-38
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Management of the Trust (Unaudited)                                        39-41
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Privacy Protection Policy                                                     42
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                                       2

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Letter from the President
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Dear Shareholder:

We are pleased to provide you with the Touchstone Institutional Funds Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the year ended December 31, 2009.

After the series of events in 2008 that took such a heavy toll on financial markets, government programs implemented have had a positive effect on financial markets, helping 2009 become a truly extraordinary year. Improving confidence in the economy and strong technicals have combined to fuel a rally. Spreads in most sectors have narrowed considerably, particularly in the corporate and mortgage sectors, and the Federal Reserve is expected to remain accommodative into 2010 as the economy remains weak.

Though troubled by the historically significant loss of global capital, concern for inflationary pressure from growth, and Treasury debt issuance, the impact on the bond market was one of improving liquidity. Market conditions during the quarter were dominated by global optimism for a recovery, led by expectations of inventory rebuilding and signs of improved interest in home buying. Economic data was less mixed, with strength evidenced by a rebound in consumer optimism and the stock market, although the domestic U.S. economy is still laboring under high unemployment.

Despite the fact that some forecasters believe the economy could remain sluggish for some time, continued government stimulus, higher exports due to the dollar weakness, and higher revenues combined with improving cost containment should lead to a restocking cycle, as well as improving employment prospects and wage gains in 2010.

Touchstone is committed to providing investors with access to institutional money managers who act in a sub-advisory capacity. Our sub-advisors are investment managers with demonstrated proficiency in their declared area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Institutional Funds Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
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TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND

SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone JSAM Institutional Large Cap Value Fund was 60.58% for the year ended December 31, 2009. The total return of the Russell 1000(R) Value Index was 19.69% for the same period. The U.S. equity market experienced a significant recovery throughout the year, but it is still significantly below its pre-Lehman Brothers failure levels. We remain upbeat about the outlook for U.S. equities, but demonstrably so for our deep value stocks as we are still finding tremendous opportunities.

PORTFOLIO REVIEW

The Fund's portfolio is diversified and the outperformance has been broad-based. For the year, stocks in the Financials, Information Technology, Energy, Industrials, Consumer Staples and Consumer Discretionary sectors all contributed positively to Fund performance. While every sector in the benchmark saw a positive return for the year, the Fund was overweight in some of the best performing sectors - Financials, Information Technology, and Consumer Discretionary. The Fund was underweight in sectors that did not perform as well for the benchmark - Telecommunication Services, Energy, Consumer Staples and Health Care.

The largest contributors to Fund performance were Genworth Financial Inc., Capital One Financial Corp., Bank of America Corp., Morgan Stanley (all from the Financials sector), and Navistar International Corp. (Industrials sector). Detractors to Fund performance were CIT Group, Conseco Inc., MGIC Investment Corp., Citigroup Inc. (all from the Financials sector), and Hudson Highland Group Inc. (Industrials sector).

The worst recession in seven decades ended in the third quarter. The prevailing consensus forecast of a "new normal," with a very weak recovery is at odds with history. We are more optimistic. The economy has yet to benefit from the positive effect of inventory rebuilding and pent-up demand for capital spending.

While U.S. equities have appreciated significantly, they have lagged the credit market. When investment grade spreads were last at current levels, equities were nearly 15 percent higher. We believe equity valuations remain attractive, adjusted for depressed earnings. Stocks are inexpensive based on free cash flow; yielding 7 1/2 percent - nearly the highest ever. We believe companies will show surprisingly strong earnings leverage, driven by unprecedented cost cuts and minimal capital spending. In the third quarter, sales were down year over year, operating profits were flat, but free cash flow was up 30 percent. The combination of top-line growth and tight cost control will drive surprisingly strong margin improvement.

Deep value relative performance troughed in November 2008 and has had a powerful recovery, confirming this revaluation cycle as one of history's greatest. We continue to believe the returns of value investing this cycle will be very strong. The average duration of a bull market is 40 months and the average cumulative gain has been 140 percent. As this was a particularly long bear market and stocks were so inexpensive, it seems reasonable that the recovery would be longer and greater than average. We believe the Fund does not have outsized risk. All the companies in the Fund are modeled and stress tested. We monitor CDS spreads on a regular basis. The balance sheets often have more cash than obligations that the company will face for several years. The perceived risks of October 2008 have turned out to be significantly wrong. Historically, deep value has done well as the economy recovers. As this cycle was the most stressful since the depression, we believe the recovery will be longer than usual. The majority of our companies are selling at just 5-6x recovery earnings.

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Management's Discussion of Fund Performance (Continued)
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The Fund was overweight Financials in the fourth quarter of 2008 and remains so.
According to FDIC data, which goes back to the early 1930s, the U.S. banking industry has never had more capital as a percent of assets than it has now and has never been better reserved for losses. Based on the Federal Reserve's stress test, banks are over the hump - having recognized more than half the ultimate credit loss. The growth in non-performing assets peaked in the first half of 2009 and we project they will decline in early 2010. The Fund's bank holdings are selling at 4-5x recovery earnings, are better capitalized than most, and have less than peer exposure to commercial real estate.

We continue to find the Household Durables industry of the Consumer Discretionary sector an attractive investment, as it appears the housing crisis is behind us. U.S. new home sales are still very depressed at a 440,000/year pace. Existing home sales have recovered to a 6.5 million annual rate, the highest level in two years. Existing home inventory is now only 6.5 months, modestly below the "normal" level of seven months. Fears of foreclosed homes overwhelming the market are overdone as the percentage of foreclosed homes continues to decline. Home prices in the 20 largest U.S. cities have increased for five consecutive months.

During the fourth quarter of 2009, the Board of Trustees (the "Trustees") of the Touchstone Institutional Funds Trust unanimously voted to close and liquidate the Touchstone JSAM Institutional Large Cap Value Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size and prospects for future growth. Consequently, the Fund was closed and liquidated on January 15, 2010. Fund shares were redeemed for cash and the proceeds were remitted to shareholders on that date.

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Management's Discussion of Fund Performance (Continued)
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        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
  JSAM INSTITUTIONAL LARGE CAP VALUE FUND AND THE RUSSELL 1000(R) VALUE INDEX

                                  [LINE CHART]

---------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
      AVERAGE ANNUAL TOTAL RETURNS
   ---------------------------------
     1 Year       Since Inception*
     60.58%           (18.24%)
---------------------------------------

          JSAM Institutional Large Cap Value Fund    Russell 1000(R) Value Index
  Date                     Balance                          Balance
  ----                     -------                          -------
 6/20/05                    10,000                           10,000
 6/30/05                     9,720                            9,806
 9/30/05                     9,724                           10,187
12/31/05                    10,143                           10,316
 3/31/06                    10,549                           10,928
 6/30/06                    10,351                           10,993
 9/30/06                    10,816                           11,677
12/31/06                    11,899                           12,611
 3/31/07                    11,882                           12,767
 6/30/07                    12,791                           13,397
 9/30/07                    10,944                           13,365
12/31/07                     8,761                           12,590
 3/31/08                     7,449                           11,492
 6/30/08                     6,378                           10,881
 9/30/08                     4,109                           10,217
12/31/08                     2,501                            7,951
 3/31/09                     2,352                            6,617
 6/30/09                     3,340                            7,722
 9/30/09                     4,549                            9,131
12/31/09                     4,016                            9,516

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*     The initial public offering commenced on June 20, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
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TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

SUB-ADVISED BY MAZAMA CAPITAL MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mazama Institutional Growth Fund was 59.89% for the year ended December 31, 2009. The total return of the Russell Midcap(R) Growth Index was 46.29% for the same period.

PORTFOLIO REVIEW

The bull market is alive and well as we usher in a new decade. As most investors know, earnings growth - both real and expected - drives stock prices. That is true whether the growth comes from cost cutting and favorable year-over-year comparisons, as in 2009, or from top-line growth, which we expect to see in 2010 and 2011. Business conditions improved much more than many investors anticipated during the year, while businesses continued right-sizing their inventories and staffing in order to weather the headwinds of the "Great Recession." Regardless of whether the global recovery continues unabated, U.S. growth companies are well positioned to grow their businesses over the next two years and beyond. We believe the opportunities to earn outsized profits in economies around the world have never been more plentiful. We expect these opportunities will lead to accelerated earnings growth regardless of whether the U.S. recovery is as anemic as some expect. The Fund's holdings, on average, generate a large portion of their revenues outside of the U.S. This exposure is increasingly focused on U.S. companies with opportunities in fast-growing, large economies such as China, India and Brazil, where economic growth is expected to outpace the U.S by a wide margin in the coming years. The share of the world's middle class living in developing countries is expected to grow exponentially by the year 2030, which will become a staggering game-changer that bodes very well for the highly competitive, forward-looking U.S. growth companies whose stocks are held in the Fund.

Sectors contributing positively to relative performance included Information Technology, Consumer Staples, Consumer Discretionary and Energy. Sectors detracting from relative performance included Industrials, Financials, Health Care and Materials. Securities contributing the most to relative performance included Medarex Inc., Riverbed Technology Inc., Blackstone Group LP and Red Hat Inc. Securities that detracted from relative performance included UCBH Holdings Inc., Cubist Pharmaceuticals Inc., SunPower Corp. and Meruelo Maddux Properties Inc.

U.S. equities posted remarkable returns during the year with the fastest growing companies leading the way. Growth stocks in general outperformed value stocks by a very wide margin as the market rebounded from the low water mark in March. And while much has been written in the financial press about the "low-quality" rally in 2009, the Fund outperformed while holding stocks of companies with higher-quality balance sheets with less debt, better debt coverage and more cash than their respective benchmarks.

The Fund is overweight the consumer retail, consumer-related information technology, financials and alternative energy industries. Overall, holiday spending came in better than expected, which combined with lean retail inventories is setting up the Fund's consumer companies to post strong earnings for the year. Looking ahead, consumer companies also face easy comparisons in the first half of 2010, which will also contribute to strong year-over-year earnings growth.

The Fund continues to focus on high-quality Information Technology stocks with imminent growth opportunities from the enterprise PC replacement cycle expected in 2010 through 2012; the continued acceleration of smart phone proliferation; the recovery of online advertising spending; and the reacceleration of internet traffic growth. Looking forward, we expect the Information Technology sector fundamentals to continue to improve in the first half of 2010, along with the recovery of enterprise and consumer spending. A plethora of innovations, such as eBooks, tablet computers, Android based phones, HD video streaming, LED TVs, OLED handsets, and 3D gaming will continue to be adopted by an increasingly large and vital global middle class. Meanwhile, Wall Street earnings expectations for 2011 are approaching record levels, foreshadowing what we believe will be another positive year in 2010, as well as record high revenues and earnings through 2012.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The Fund's Health Care exposure remains at or below the benchmark. We are keeping a watchful eye on policymaking efforts in Washington and will make incremental adjustments accordingly. Regardless of the outcome, we remain particularly fond of Fund investments in innovative drug companies with leading products that are either protected from, or driven by, generic drug utilization.

Solar stocks are well positioned for 2010. Demand is running very high as countries like the U.S., Japan, Italy and France are sweetening their solar incentives, which is providing a long needed diversification in markets other than Germany. We expect solar companies worldwide to report strong fourth quarter 2009 results and to provide seasonally better guidance for the first quarter 2010. More importantly, we expect 2010 to become a big year for solar, with demand up more than 50 percent in watts deployed. Also, wind power is very well positioned for outstanding growth in 2010 and beyond, and we continue to track several other emerging technologies that show great promise, including new power saving battery technology, electronics and alternative fuels.

Interest rates remain at historic lows, the yield curve remains extraordinarily steep, and the Fed will likely refrain from raising rates for six to twelve months - all of which work in favor of net interest margin expansion, a key earnings driver for banks. As the broad economy gradually returns to health, banks will become more comfortable increasing their lending, which will further boost their earnings. In 2010, constructive equity market conditions and calmer global credit market conditions should continue to drive strong performance in asset manager stocks. Institutional investors will likely continue to "re-risk" with their investment dollars as they started to in the fourth quarter. This will lead to higher inflows into equities, while inflows into fixed-income will moderate and the outflows from money markets should continue. Similarly, with a recovering economy, particularly in their predominant end markets, the Fund's financial technology stocks should again enjoy solid stock price performance in 2010.

CURRENT STRATEGY AND OUTLOOK

The trend is clear. The potential for growth stocks to outperform other financial asset classes over the next several years is greater than it has been in a very long time. While fundamentals continue to improve, alternatives are scarce. Corporate and government bonds are in bubble territory. Spreads have narrowed, while bond fund inflows and balances have hit record highs, leaving bond investors precariously vulnerable to an inevitable increase in interest rates. Money market funds are paying negative real rates of return. Precious metals are in bubble territory, in our view, as a result of a weaker dollar, which will likely reverse as interest rates move up. This should provide meaningful support for the stocks of U.S. growth companies that are well positioned to benefit from economic recovery in the U.S. and continued growth in select economies around the world.

We also expect the next ten years to be a decade of significant outperformance of growth stocks, driven in large part by a global expansion and an emerging middle class the likes of which the world has never seen. This new era will bring with it new markets for U.S. technology, consumer, energy and service companies that will truly exemplify the meaning of "growth," which we expect to be very rewarding for Mazama's traditional, growth-oriented strategy in the years ahead.

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Management's Discussion of Fund Performance (Continued)
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    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MAZAMA
        INSTITUTIONAL GROWTH FUND AND THE RUSSELL MIDCAP(R) GROWTH INDEX

                                  [LINE CHART]

--------------------------------
MAZAMA INSTITUTIONAL GROWTH FUND
  AVERAGE ANNUAL TOTAL RETURNS
  ----------------------------
   1 Year    Since Inception*
   59.89%        (5.71%)
--------------------------------

              Mazama Institutional Growth Fund    Russell Midcap(R) Growth Index
  Date                    Balance                          Balance
  ----                    -------                          -------
 1/30/08                   10,000                           10,000
 3/31/08                    9,883                            9,752
 6/30/08                    9,926                           10,205
 9/30/08                    8,021                            8,394
12/31/08                    5,586                            6,097
 3/31/09                    5,214                            5,893
 6/30/09                    6,806                            7,111
 9/30/09                    8,529                            8,361
12/31/09                    8,932                            8,920

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*     The initial public offering commenced on January 30, 2008.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
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TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND

SUB-ADVISED BY SANDS CAPITAL MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Sands Capital Institutional Growth Fund was 71.08% for the one year period ended December 31, 2009. The total return of the Russell 1000(R) Growth Index was 37.21% for the same period.

PORTFOLIO REVIEW

The Fund's outperformance during the year was primarily attributable to security selection. The largest contributors to relative performance were Amazon.com Inc., Apple Inc., Intuitive Surgical Inc., National Oilwell Varco Inc., and Google Inc. The largest detractors from relative performance were Genzyme Corp., Abraxis Bioscience Inc. and Illumina Inc.

In aggregate, sector allocation contributed positively to relative performance during the year. The largest contributor was not having any exposure to the Consumer Staples sector. An underweight position in the Industrials sector and an overweight position in the Financials sector also positively impacted relative performance. An overweight position in the Health Care sector was the largest detractor from relative performance. Other relative detractors included overweight positions in the Energy and Consumer Discretionary sectors.

CURRENT STRATEGY AND OUTLOOK

One of the prominent themes from 2009 was debate on the "low quality" rally that seemed to increase uncertainty in the markets and dampen expectations for the future. We wouldn't dispute the occurrence of the low quality rally - during broad and severe market declines, lower quality businesses typically suffer disproportionally as the underlying fundamentals are called into question. Market concerns about the viability and sustainability of a business often are reflected in the stock price. Once the fears have subsided, the stock price recovery can be quite significant.

However, what we found more interesting was the participation of extremely high quality businesses in the rally. Unquestionably, there was a rebound "bounce" from the irrational price levels found at the end of 2008, especially seen in the Financials sector which could hardly be called robust businesses with strong secular drivers and clear visibility of future growth. The Fund's portfolio of stocks of high quality businesses, stock prices rebounded positively and dramatically.

More importantly, was the clear re-connection of stock prices with very strong underlying business fundamentals. This dynamic is not widespread - by definition it is very specific. This is a challenging operating environment where the strong are clearly getting stronger, often on an absolute basis, but clearly relative to their competition. Examples abound in the Fund that back up that view: Amazon.com Inc. grew revenues in quarters one, two and three at 18 percent, 14 percent and 28 percent respectively, compared to anemic growth and early year contraction for e-commerce overall and Wal-Mart Stores Inc. and Target Corporation individually. Google Inc. experienced third quarter advertising revenue growth of 4 percent which was dramatic compared to CBS, Viacom and the New York Times revenue contraction. In short, we'd characterize the year not only as a bounce of stock prices coming off worst case scenario lows but also one where stock prices began to reconnect with select companies that outperformed in the very difficult operating environment.

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Management's Discussion of Fund Performance (Continued)
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Looking ahead we remain very optimistic on the companies in the Fund and the broader universe of large growth businesses in general. We believe the competitive positioning of the Fund's businesses is far better coming out of the recessionary environment than when they entered it. Cost cutting, downsizing and re-focusing the business while leveraging their financial strength has created a sizeable gap compared to their competitors. This gap will likely widen as the economy picks up steam and they experience revenue and earnings growth.

We've talked about the globalization of business and how it has impacted companies in the Fund, as well as those we are considering. The percentage of revenue that is sourced outside the U.S. continues to increase each year as U.S.-based companies seeking growth continue to find attractive opportunities outside the U.S. borders. Currently, approximately 49 percent of the revenue from the Fund's companies is created outside the U.S., which is up from 45 percent just one year ago. We believe this added diversity of business will continue to help U.S. companies achieve growth targets, expand markets, gain share and increase earnings.

Globalization is helping large established businesses find new sources of growth more so than ever before. The market collapse and recessionary environment has improved the competitive positioning of our select portfolio companies. Valuation levels remain very reasonable and attractive on an historical basis and relative to future growth expectations. We add these factors up and very much like the outlook for the broad universe of growth companies, especially for the select businesses in the Fund.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------


 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SANDS CAPITAL
         INSTITUTIONAL GROWTH FUND AND THE RUSSELL 1000(R) GROWTH INDEX

                                  [LINE CHART]

---------------------------------------
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
      AVERAGE ANNUAL TOTAL RETURNS
  -----------------------------------
     1 Year       Since Inception*
     71.08%            3.09%
---------------------------------------

          Sands Capital Institutional Growth Fund   Russell 1000(R) Growth Index
   Date                  Balance                             Balance
   ----                  -------                             -------
 1/21/05                 10,000                              10,000
 3/31/05                  9,760                               9,938
 6/30/05                 10,490                              10,183
 9/30/05                 11,050                              10,591
12/31/05                 11,790                              10,907
 3/31/06                 11,600                              11,244
 6/30/06                 10,690                              10,806
 9/30/06                 10,790                              11,231
12/31/06                 11,100                              11,896
 3/31/07                 11,390                              12,038
 6/30/07                 11,869                              12,863
 9/30/07                 12,979                              13,405
12/31/07                 13,179                              13,302
 3/31/08                 11,199                              11,948
 6/30/08                 11,719                              12,097
 9/30/08                  9,780                              10,605
12/31/08                  6,794                               8,188
 3/31/09                  7,128                               7,851
 6/30/09                  8,686                               9,132
 9/30/09                 10,504                              10,408
12/31/09                 11,623                              11,235

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*     The initial public offering commenced on January 21, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2009
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financials                                                                 83.2
Consumer Discretionary                                                     20.6
Investment Fund                                                           234.1
Other Assets/Liabilities (Net)                                           (237.9)
                                                                       --------
TOTAL                                                                     100.0
                                                                       --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDS CAPITAL INSTITUTIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     34.3
Health Care                                                                19.5
Consumer Discretionary                                                     16.4
Energy                                                                     13.8
Financials                                                                  7.9
Materials                                                                   3.8
Telecommunication Services                                                  2.7
Industrials                                                                 0.9
Investment Funds                                                            2.5
Other Assets/Liabilities (Net)                                             (1.8)
                                                                       --------
TOTAL                                                                     100.0
                                                                       --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAZAMA INSTITUTIONAL GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     29.9
Consumer Discretionary                                                     19.3
Financials                                                                 16.2
Health Care                                                                12.2
Industrials                                                                10.9
Energy                                                                      4.3
Consumer Staples                                                            3.4
Telecommunication Services                                                  3.2
Rights                                                                      0.1
Investment Funds                                                           26.6
Other Assets/Liabilities (Net)                                            (26.1)
                                                                       --------
TOTAL                                                                     100.0
                                                                       --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 2009
--------------------------------------------------------------------------------


                                                                               JSAM
                                                                           INSTITUTIONAL             MAZAMA            SANDS CAPITAL
                                                                             LARGE CAP            INSTITUTIONAL        INSTITUTIONAL
                                                                               VALUE                 GROWTH               GROWTH
                                                                               FUND                   FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                                  $     2,103,411       $   24,394,920   $    872,172,785
====================================================================================================================================
   Affiliated securities, at market value                                   $            --       $      222,708   $     13,225,243
   Non-affiliated securities, at market value                                     2,104,064           28,230,533      1,008,914,612
------------------------------------------------------------------------------------------------------------------------------------
   At market value - including $975,119, $5,553,064, and $11,481,088 of securities loaned for the JSAM Institutional Large Cap Value Fund,
        Mazama Instituional Growth Fund,
        and Sands Capital Institutional Growth Fund, respectively.          $     2,104,064       $   28,453,241   $  1,022,139,855
Dividends and interest receivable                                                     2,696                6,078            362,261
Receivable for capital shares sold                                                       --                   --          1,410,079
Receivable for securities sold                                                    6,981,813               43,505          7,556,241
Receivable for securities lending income                                                175                2,489                698
Other assets                                                                          7,364                2,159                 --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      9,096,112           28,507,472      1,031,469,134
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                                    7,002,378                   --                 --
Payable upon return of securities loaned                                          1,457,825            5,775,165         11,843,989
Payable for capital shares redeemed                                                   4,000                   --         13,507,346
Payable for securities purchased                                                         --              146,946          1,519,925
Payable to Advisor                                                                    7,060               17,579            659,490
Other accrued expenses and liabilities                                                2,072                1,567             41,033
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 8,473,335            5,941,257         27,571,783
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                  $       622,777       $   22,566,215   $  1,003,897,351
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                             $    12,461,291       $   23,271,439   $  1,009,140,899
Accumulated net investment income                                                        --               78,434                 --
Accumulated net realized losses on investments                                  (11,839,167)          (4,841,979)      (155,210,618)
Net unrealized appreciation on investments                                              653            4,058,321        149,967,070
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $       622,777       $   22,566,215   $  1,003,897,351
====================================================================================================================================

Shares of beneficial interest outstanding (unlimited number
        of shares authorized, no par value)                                         201,408            2,544,042         90,273,321
====================================================================================================================================
Net asset value, offering price and redemption price per share              $          3.09       $         8.87   $          11.12
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 2009
--------------------------------------------------------------------------------

                                                                        JSAM
                                                                     INSTITUTIONAL              MAZAMA                SANDS CAPITAL
                                                                      LARGE CAP              INSTITUTIONAL            INSTITUTIONAL
                                                                        VALUE                   GROWTH                   GROWTH
                                                                        FUND                     FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                               $       2,980            $       1,405             $     125,260
Dividends from non-affiliated securities (A)                              69,793                  127,847                 4,899,221
Interest                                                                      --                       --                         6
Income from securities loaned                                              5,155                   47,147                   181,116
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   77,928                  176,399                 5,205,603
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Unified management fee                                                    74,176                  163,499                 6,123,357
Registration fees                                                          2,624                    2,080                    93,902
Miscellaneous expenses                                                     2,058                    2,692                    36,164
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            78,858                  168,271                 6,253,423
Operating expenses reimbursed by the Advisor                              (1,388)                      --                        --
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                              77,470                  168,271                 6,253,423
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                                 458                    8,128                (1,047,820)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions                        (1,057,379)                (778,070)              (52,373,740)
Net change in unrealized appreciation/depreciation on investments      7,089,606                9,266,347               477,762,223
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       6,032,227                8,488,277               425,388,483
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   6,032,685            $   8,496,405             $ 424,340,663
====================================================================================================================================
(A)   Net of foreign tax withholding of:                           $          89            $          --             $          --

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           JSAM INSTITUTIONAL                    MAZAMA
                                                                            LARGE CAP VALUE                INSTITUTIONAL GROWTH
                                                                                 FUND                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR              YEAR           YEAR             PERIOD
                                                                        ENDED             ENDED          ENDED             ENDED
                                                                     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                                                        2009              2008           2009             2008(A)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                               $        458     $    201,560     $      8,128     $     93,733
Net realized losses from security transactions                        (1,057,379)      (8,732,844)        (778,070)      (4,064,539)
Net change in unrealized appreciation/depreciation on investments      7,089,606       (3,075,416)       9,266,347       (5,208,026)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  6,032,685      (11,606,700)       8,496,405       (9,178,832)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                  (458)        (205,374)              --          (98,683)
From tax return of capital                                               (18,676)              --           (8,677)              --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (19,134)        (205,374)          (8,677)         (98,683)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                              4,296,072        7,264,882          802,447       22,633,550
Reinvested distributions                                                  19,132          198,787            8,678           98,683
Payments for shares redeemed                                         (15,573,331)      (5,696,679)        (187,148)            (208)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS        (11,258,127)       1,766,990          623,977       22,732,025
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (5,244,576)     (10,045,084)       9,111,705       13,454,510

NET ASSETS
Beginning of period                                                    5,867,353       15,912,437       13,454,510               --
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                       $    622,777     $  5,867,353     $ 22,566,215     $ 13,454,510
====================================================================================================================================

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                                   SANDS CAPITAL
                                                                                                   INSTITUTIONAL
                                                                                                      GROWTH
                                                                                                       FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR                           YEAR
                                                                                         ENDED                          ENDED
                                                                                      DECEMBER 31,                   DECEMBER 31,
                                                                                         2009                            2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                                $    (1,047,820)                 $    (4,012,993)
Net realized losses from security transactions                                         (52,373,740)                     (98,617,235)
Net change in unrealized appreciation/depreciation on investments                      477,762,223                     (533,006,141)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                  424,340,663                     (635,636,369)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                                                         --                      (25,298,914)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                       --                      (25,298,914)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                              267,089,340                      479,719,949
Reinvested distributions                                                                        --                       24,184,001
Payments for shares redeemed                                                          (279,090,089)                    (626,905,070)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                     (12,000,749)                    (123,001,120)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                412,339,914                     (783,936,403)

NET ASSETS
Beginning of year                                                                      591,557,437                    1,375,493,840
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                                        $ 1,003,897,351                  $   591,557,437
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


JSAM INSTITUTIONAL LARGE CAP VALUE FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PERIOD
                                                                            YEAR ENDED DECEMBER 31,                     ENDED
                                                           -------------------------------------------------------   DECEMBER 31,
                                                              2009             2008           2007        2006         2005(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     $     1.93       $     6.92    $    10.95    $     9.97    $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                 (0.09)            0.09          0.13          0.12          0.05
   Net realized and unrealized gains (losses)
     on investments                                              1.26            (4.99)        (3.00)         1.59          0.09
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.17            (4.90)        (2.87)         1.71          0.14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            --(D)         (0.09)        (0.13)        (0.12)        (0.05)
   Distributions from net realized gains                           --               --         (1.03)        (0.61)        (0.12)
   Tax return of capital                                        (0.01)              --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.01)           (0.09)        (1.16)        (0.73)        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                           $     3.09       $     1.93    $     6.92    $    10.95    $     9.97
====================================================================================================================================
Total return                                                    60.58%          (71.46%)      (26.37%)       17.32%         1.43%(B)
====================================================================================================================================
Net assets at end of period (000's)                        $      623       $    5,867    $   15,912    $   21,846    $   14,673
====================================================================================================================================
Ratio of net expenses to average net assets                      0.73%            0.73%         0.77%         0.75%         0.71%(C)
Ratio of gross expenses to average net assets                    0.74%            0.89%         0.77%         0.75%         0.71%(C)
Ratio of net investment income to average net assets             0.00%(D)         1.89%         1.22%         1.18%         1.24%(C)
Portfolio turnover rate                                           139%              88%           72%           82%           45%(B)

(A) Represents the period from commencement of operations (June 20, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

(D)   Amount rounds to less than 0.005%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------


MAZAMA INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                    YEAR             PERIOD
                                                    ENDED            ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                    2009            2008(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period           $     5.55      $    10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               0.00(B)         0.05
   Net realized and unrealized gains
     (losses) on investments                           3.32           (4.45)
--------------------------------------------------------------------------------
Total from investment operations                       3.32           (4.40)
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                  --           (0.05)
   Tax return of capital                                 --(B)           --
--------------------------------------------------------------------------------
Total distributions                                      --           (0.05)
--------------------------------------------------------------------------------
Net asset value at end of period                 $     8.87      $     5.55
================================================================================
Total return                                          59.89%         (44.13%)(C)
================================================================================
Net assets at end of period (000's)              $   22,566      $   13,455
================================================================================
Ratio of net expenses to average
  net assets                                           0.98%           0.98%(D)
Ratio of gross expenses to average
  net assets                                           0.98%           0.99%(D)
Ratio of net investment income to
  average net assets                                   0.05%           0.70%(D)
Portfolio turnover rate                                 124%            200%(D)


(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

(B)   Amount rounds to less than $0.005.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------


SANDS CAPITAL INSTITUTIONAL GROWTH FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     PERIOD
                                                                YEAR ENDED DECEMBER 31,                               ENDED
                                                    ---------------------------------------------------------      DECEMBER 31,
                                                         2009          2008           2007            2006           2005(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              $       6.50    $    13.18    $      11.10    $      11.79    $       10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                     (0.01)        (0.04)          (0.04)          (0.04)           (0.02)
   Net realized and unrealized gains (losses)
     on investments                                         4.63         (6.35)           2.12           (0.65)            1.81
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            4.62         (6.39)           2.08           (0.69)            1.79
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                         --         (0.29)             --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                    $      11.12    $     6.50    $      13.18    $      11.10    $       11.79
====================================================================================================================================
Total return                                               71.08%       (48.45%)         18.74%          (5.85%)          17.90%(B)
====================================================================================================================================
Net assets at end of period (000's)                 $  1,003,897    $  591,557    $  1,375,494    $  1,234,451    $     615,503
====================================================================================================================================
Ratio of net expenses to average net assets                 0.80%         0.80%           0.80%           0.80%            0.79%(C)
Ratio of net investment loss to average net assets         (0.13%)       (0.37%)         (0.31%)         (0.44%)          (0.45%)(C)
Portfolio turnover rate                                       34%           44%             36%             28%              16%(B)


(A) Represents the period from commencement of operations (January 21, 2005) through December 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 2009
--------------------------------------------------------------------------------

1. ORGANIZATION

The Touchstone Institutional Funds Trust (the Trust), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with three funds, all of which are non-diversified. The financial statements included herein are those of the Touchstone JSAM Institutional Large Cap Value Fund, Touchstone Mazama Institutional Growth Fund, and Touchstone Sands Capital Institutional Growth Fund, each a "Fund" and collectively the "Funds". The Funds commenced operations on June 20, 2005, January 30, 2008 and January 21, 2005, respectively.

The Funds are registered to offer one class of shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the class of shares currently being offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

SECURITY VALUATION - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

The Funds have adopted FASB ASC 820 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 -  quoted prices in active markets for identical securities

o Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 -  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2009, for each Fund's investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration.

PORTFOLIO SECURITIES LOANED - Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

As of December 31, 2009, the following Funds loaned common stocks and received collateral as follows:

                                                      MARKET VALUE     VALUE OF
                                                       OF COMMON      COLLATERAL
                                                      STOCKS LOANED    RECEIVED
--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund                $   975,119   $ 1,457,825
Mazama Institutional Growth Fund                       $ 5,553,064   $ 5,775,165
Sands Capital Institutional Growth Fund                $11,481,088   $11,843,989

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION - The net asset value per share is calculated each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS - The Funds pay distributions of net income quarterly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

EXPENSES - The Funds pay a unified management fee to Touchstone Advisors, Inc. (the Advisor) for providing or procuring advisory, administration and other services. The Advisor is responsible for compensating any third party engaged to provide services under its supervision and is also responsible for payment of the fees of the independent Trustees, custodian, independent auditor, legal counsel (excluding costs in connection with certain litigation or administrative actions), and the transfer and dividend disbursing agent. The Funds will pay all state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2009:

                                         JSAM           MAZAMA     SANDS CAPITAL
                                     INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL
                                    LARGE CAP VALUE     GROWTH        GROWTH
                                         FUND            FUND          FUND
--------------------------------------------------------------------------------
Cost of Purchases                     $ 12,852,057   $ 21,685,632   $259,618,313
Proceeds from Sales                   $ 24,088,682   $ 21,049,902   $267,419,636
--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor, the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

AFFILIATED INVESTMENTS - Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund for the year ended December 31, 2009, is noted below:


                                                              SHARE ACTIVITY
                                             -------------------------------------------------------
                                                 BALANCE                                   BALANCE                         VALUE
                                                12/31/08    PURCHASES        SALES         12/31/09       DIVIDENDS      12/31/09
------------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund          30,239    10,381,471     (10,411,710)            --    $      2,980    $         --
Mazama Institutional Growth Fund                163,358     4,552,324      (4,492,974)       222,708    $      1,405    $    222,708
Sands Capital Institutional Growth Fund      11,655,145   190,954,293    (189,384,195)    13,225,243    $    125,260    $ 13,225,243
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


MANAGEMENT AGREEMENT - The Trust and the Advisor are parties to a management agreement under which the Advisor receives a fee, calculated daily and paid monthly, of 0.70%, 0.95% and 0.78% per annum of the average daily net assets of the JSAM Institutional Large Cap Value Fund, Mazama Institutional Growth Fund, and Sands Capital Institutional Growth Fund, respectively. Under the management agreement, the Advisor continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of and policies established by the Board of Trustees. Under the management agreement, the Advisor also provides administrative services to the Trust and pays all operating expenses on the Trust's behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

JS Asset Management, LLC ("JSAM"), a SEC registered investment advisor, serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund, and makes investment decisions for the Fund, and also ensures compliance with the Fund's investment policies and guidelines.

Mazama Capital Management, Inc. ("Mazama"), a SEC registered investment advisor, serves as the sub-advisor to the Mazama Institutional Growth Fund, and makes investment decisions for the Fund, and also ensures compliance with the Fund's investment policies and guidelines.

Sands Capital Management, LLC, a SEC registered investment advisor, serves as the sub-advisor to the Sands Capital Institutional Growth Fund, and makes investment decisions for the Fund, and also ensures compliance with the Fund's investment policies and guidelines.

The Advisor, (not the Funds), pays the Sub-Advisors a fee for their services.

EXPENSE LIMITATION AGREEMENT - Effective January 1, 2009, the Trust and the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the JSAM Institutional Large Cap Value Fund, Mazama Institutional Growth Fund, and Sands Capital Institutional Growth Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through April 30, 2010:


--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund                                    0.73%
Mazama Institutional Growth Fund                                           0.98%
Sands Capital Institutional Growth Fund                                    0.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                                       JSAM INSTITUTIONAL                        MAZAMA
                                                                        LARGE CAP VALUE                   INSTITUTIONAL GROWTH
                                                                              FUND                                FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR              YEAR              YEAR              PERIOD
                                                                     ENDED             ENDED             ENDED             ENDED
                                                                 DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     2009              2008               2009             2008(A)
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                        1,943,948         1,925,287           144,371         2,412,028
Shares reinvested                                                     10,570            56,624             1,162            13,616
Shares redeemed                                                   (4,800,417)       (1,235,389)          (27,115)              (20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                     (2,845,899)          746,522           118,418         2,425,624
Shares outstanding, beginning of period                            3,047,307         2,300,785         2,425,624                --
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                    201,408         3,047,307         2,544,042         2,425,624
====================================================================================================================================


                                                            SANDS CAPITAL
                                                         INSTITUTIONAL GROWTH
                                                                 FUND
--------------------------------------------------------------------------------
                                                        YEAR           YEAR
                                                        ENDED         ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                        2009           2008
--------------------------------------------------------------------------------
Shares sold                                           32,434,529     45,994,085
Shares reinvested                                             --      3,761,120
Shares redeemed                                      (33,203,542)   (63,110,167)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                      (769,013)   (13,354,962)
Shares outstanding, beginning of year                 91,042,334    104,397,296
--------------------------------------------------------------------------------
Shares outstanding, end of year                       90,273,321     91,042,334
================================================================================

(A) Represents the period from commencement of operations (January 30, 2008) through December 31, 2008.

6. FEDERAL INCOME TAXES

FEDERAL INCOME TAX - It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

                                                             JSAM INSTITUTIONAL
                                                            LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
                                                              2009        2008
--------------------------------------------------------------------------------
From ordinary income                                        $    458    $205,374
From tax return of capital                                    18,676          --
--------------------------------------------------------------------------------
                                                            $ 19,134   $ 205,374
--------------------------------------------------------------------------------

                                                             SANDS CAPITAL
                                 MAZAMA INSTITUTIONAL        INSTITUTIONAL
                                      GROWTH FUND             GROWTH FUND
--------------------------------------------------------------------------------
                                  2009         2008        2009         2008
--------------------------------------------------------------------------------
From ordinary income          $        --  $    98,683  $        --  $        --
From long-term capital gains           --           --           --   25,298,914
From tax return of capital          8,677           --           --           --
--------------------------------------------------------------------------------
                              $     8,677  $    98,683  $        --  $25,298,914
--------------------------------------------------------------------------------


The following information is computed on a tax basis for each item as of December 31, 2009:

                                                                       JSAM INSTITUTIONAL         MAZAMA              SANDS CAPITAL
                                                                           LARGE CAP           INSTITUTIONAL          INSTITUTIONAL
                                                                           VALUE FUND           GROWTH FUND            GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments                                         $   2,175,265         $  24,988,335         $ 913,766,989
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                                    39,916             4,389,005           193,920,779
Gross unrealized depreciation                                                  (111,117)             (924,099)          (85,547,913)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                      (71,201)            3,464,906           108,372,866
Post-October losses                                                          (1,750,309)                   --                    --
Capital loss carryforward                                                   (10,017,004)           (4,170,130)         (113,616,414)
Other temporary differences                                                          --                    --                    --
------------------------------------------------------------------------------------------------------------------------------------
    Accumulated deficit                                                   $ (11,838,514)        $    (705,224)        $  (5,243,548)
====================================================================================================================================


The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of December 31, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes.
                                                                      EXPIRES
FUND                                               AMOUNT           DECEMBER 31,
--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund      $       8,536,062              2016
                                                     1,480,942              2017
                                             -----------------
                                             $      10,017,004
                                             -----------------
Mazama Institutional Growth Fund             $         881,641              2016
                                                     3,288,489              2017
                                             -----------------
                                             $       4,170,130
                                             -----------------
Sands Capital Institutional Growth Fund      $       3,211,909              2016
                                                   110,404,505              2017
                                             -----------------
                                             $     113,616,414
                                             -----------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


The capital loss carryforwards may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of return of capital distributions, investments in limited partnerships and net investment loss have been made to the following Funds for the year ended December 31, 2009:

                                                     UNDISTRIBUTED   ACCUMULATED
                                           PAID-IN   NET INVESTMENT NET REALIZED
                                           CAPITAL       INCOME        GAINS
--------------------------------------------------------------------------------
JSAM Institutional Large Cap Value Fund  $   (18,676)  $    18,676    $       --
Mazama Institutional Growth Fund             (78,983)       78,983            --
Sands Capital Institutional Growth Fund   (1,047,820)    1,047,820            --
--------------------------------------------------------------------------------


The fund evaluates tax positions taken or expected to be taken in the course of preparing the funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 - December 31, 2009), and has concluded that no provision for federal income tax is required in the funds' financial statements.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CONCENTRATIONS/RISKS

Each Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds' net asset value and magnified effect on the total return.

9. SUBSEQUENT EVENTS

During a meeting held November 19, 2009 of the Board of Trustees, the Trustees unanimously approved the liquidation of the JSAM Institutional Large Cap Value Fund. On January 15, 2010 all outstanding shares of the JSAM Institutional Large Cap Value Fund were redeemed as part of the liquidation of the Fund and all operations ceased on this date.

--------------------------------------------------------------------------------
Portfolio of Investments
JSAM Institutional Large Cap Value Fund - December 31, 2009
--------------------------------------------------------------------------------


                                                                      MARKET
COMMON STOCKS -- 103.8%                         SHARES                VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 83.2%
Bank of America Corp.                            8,600            $   129,516
Citigroup, Inc.+                                39,146                129,573
Huntington Bancshares, Inc.                     35,300                128,845
Marshall & Ilsley Corp.                         23,900                130,255
--------------------------------------------------------------------------------
                                                                      518,189
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 20.6%
Ryland Group, Inc.+                              6,500                128,050
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                               $   646,239
--------------------------------------------------------------------------------
INVESTMENT FUND -- 234.1%
Invesco AIM Liquid Assets Portfolio**        1,457,825            $ 1,457,825
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 337.9%
(Cost $2,103,411)                                                 $ 2,104,064

LIABILITIES IN EXCESS OF OTHER ASSETS -- (237.9%)                  (1,481,287)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $   622,777
================================================================================

+ All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2009, was $975,119.

**    Represents collateral for securities loaned.

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                     LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
--------------------------------------------------------------------------------
Investment Fund               $1,457,825      $     --     $    --    $1,457,825
Common Stocks                    646,239            --          --       646,239
                              --------------------------------------------------
                                                                      $2,104,064

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mazama Institutional Growth Fund  - December 31, 2009
--------------------------------------------------------------------------------


                                                                       MARKET
COMMON STOCKS -- 99.4%                                     SHARES      VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 29.9%
Advanced Micro Devices, Inc.*+                             34,740   $   336,283
Agilent Technologies, Inc.*                                 7,300       226,811
Akamai Technologies, Inc.*+                                12,600       319,158
Cognizant Technology
    Solutions Corp.- Class A*                               4,805       217,667
Cree, Inc.*                                                 1,485        83,709
F5 Networks, Inc.*                                            945        50,066
Intersil Corp.- Class A                                    30,810       472,625
Intuit, Inc.*                                               5,500       168,905
Marvell Technology Group Ltd.*                             20,700       429,525
Mastercard, Inc.- Class A+                                  1,555       398,049
NetApp, Inc.*                                               6,400       220,096
Novellus Systems, Inc.*                                    14,715       343,448
NVIDIA Corp.*                                              52,600       982,568
Paychex, Inc.                                               6,600       202,224
Red Hat, Inc.*                                             13,200       407,880
Riverbed Technology, Inc.*                                 15,750       361,778
SanDisk Corp.*+                                            15,400       446,446
Skyworks Solutions, Inc.*                                   8,435       119,693
Solarwinds, Inc.*+                                         12,330       283,713
TriQuint Semiconductor, Inc.*                             111,345       668,070
--------------------------------------------------------------------------------
                                                                      6,738,714
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.3%
Abercrombie & Fitch Co.- Class A                            4,020       140,097
Apollo Group, Inc.- Class A*                                1,795       108,741
Bed Bath & Beyond, Inc.*                                    2,500        96,575
Best Buy Co., Inc.                                          6,350       250,571
Chico's FAS, Inc.*                                         20,770       291,818
Chipotle Mexican Grill, Inc.- Class A*+                     2,085       183,814
Coach, Inc.                                                16,085       587,585
Deckers Outdoor Corp.*                                      5,005       509,109
Dick's Sporting Goods, Inc.*                                9,380       233,281
Dollar Tree, Inc.*                                          1,100        53,130
DreamWorks Animation
    SKG, Inc.- Class A*                                     7,310       292,034
Expedia, Inc.*                                              2,560        65,818
Guess?, Inc.                                                2,950       124,785
Orbitz Worldwide, Inc.*                                    50,675       371,954
Starbucks Corp.*+                                           8,945       206,272
Strayer Education, Inc.+                                      465        98,808
Tiffany & Co.                                               7,300       313,900
TJX Cos., Inc.                                              5,200       190,060
Urban Outfitters, Inc.*                                     6,975       244,055
--------------------------------------------------------------------------------
                                                                      4,362,407
--------------------------------------------------------------------------------

FINANCIALS -- 16.2%
Affiliated Managers Group, Inc.*+                           3,330       224,275
Blackstone Group LP+                                       69,400       910,528
CB Richard Ellis Group, Inc.- Class A*+                    12,995       176,342
East West Bancorp, Inc.+                                   11,025       174,195
Greenhill & Co., Inc.+                                      5,165       414,440
Hudson City Bancorp, Inc.                                   6,600        90,618
IntercontinentalExchange, Inc.*                             1,350       151,605
Jefferies Group, Inc.*                                     19,530       463,447
MSCI, Inc.- Class A*+                                       6,060       192,708
NASDAQ OMX Group, Inc./The*                                27,810       551,194
T Rowe Price Group, Inc.                                    4,200       223,650
TD Ameritrade Holding Corp.*                                4,260        82,559
--------------------------------------------------------------------------------
                                                                      3,655,561
--------------------------------------------------------------------------------

HEALTH CARE -- 12.2%
Cephalon, Inc.*+                                            5,550       346,376
Cubist Pharmaceuticals, Inc.*                              39,580       750,833
Dendreon Corp.*+                                            9,405       247,163
Henry Schein, Inc.*                                         1,300        68,380
Illumina, Inc.*+                                            8,020       245,813
Myriad Genetics, Inc.*                                     32,200       840,420
Waters Corp.*                                               4,090       253,416
--------------------------------------------------------------------------------
                                                                      2,752,401
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.9%
CH Robinson Worldwide, Inc.+                                3,400       199,682
Expeditors International of
    Washington, Inc.+                                      12,675       440,203
Flowserve Corp.                                             1,450       137,068
Fluor Corp.                                                 2,100        94,584
Goodrich Corp.                                              1,970       126,573
Precision Castparts Corp.                                   1,715       189,250
Quanta Services, Inc.*                                     10,960       228,406
SunPower Corp.- Class A*+                                  22,550       533,984
Suntech Power Holdings
    Co. Ltd.- ADR*+                                        22,435       373,094
URS Corp.*                                                  1,990        88,595
Verisk Analytics, Inc.- Class A*+                           1,995        60,409
--------------------------------------------------------------------------------
                                                                      2,471,848
--------------------------------------------------------------------------------

ENERGY -- 4.3%
Atwood Oceanics, Inc.*                                      5,400       193,590
Cobalt International Energy, Inc.*+                         7,660       106,014
Continental Resources, Inc.*+                               2,100        90,069
FMC Technologies, Inc.*                                     4,300       248,712
PetroHawk Energy Corp.*                                     5,400       129,546
Range Resources Corp.                                       4,200       209,370
--------------------------------------------------------------------------------
                                                                        977,301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mazama Institutional Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 99.4% (CONTINUED)                         SHARES      VALUE
-------------------------------------------------------------------------------

CONSUMER STAPLES -- 3.4%
Avon Products, Inc.                                         6,805   $   214,357
Church & Dwight Co., Inc.                                   1,100        66,495
H.J. Heinz Co.                                              3,800       162,488
Mead Johnson Nutrition Co.- Class A                         1,000        43,700
Whole Foods Market, Inc.*+                                  9,835       269,971
--------------------------------------------------------------------------------
                                                                        757,011
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.2%
Clearwire Corp.- Class A*+                                 51,780       350,033
NII Holdings, Inc.*                                        11,000       369,380
--------------------------------------------------------------------------------
                                                                        719,413
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $22,434,656
--------------------------------------------------------------------------------
RIGHTS - 0.1%
Clearwire Corp. - Rights,
    expiring 6/21/10*+                                     51,780   $    20,712
-------------------------------------------------------------------------------

INVESTMENT FUNDS --26.6%
Invesco AIM Liquid Assets Portfolio**                  5,775,165    $ 5,775,165
Touchstone Institutional
    Money Market Fund^                                   222,708        222,708
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                              $ 5,997,873
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 126.1%
(Cost $24,394,920)                                                  $28,453,241

LIABILITIES IN EXCESS OF OTHER ASSETS -- (26.1%)                     (5,887,026)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                $22,566,215
================================================================================


*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2009, was $5,553,064.

**    Represents collateral for securities loaned.

ADR -- American Depositary Receipt

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                LEVEL 1        LEVEL 2     LEVEL 3         TOTAL
--------------------------------------------------------------------------------
Common Stocks            $22,434,656        $ --        $ --        $22,434,656
Investment Funds           5,997,873          --          --          5,997,873
Rights                        20,712          --          --             20,712
                         -------------------------------------------------------
                                                                    $28,453,241


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Sands Capital Institutional Growth Fund - December 31, 2009
--------------------------------------------------------------------------------

                                                                     MARKET
COMMON STOCKS -- 99.3%                                SHARES         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 34.3%
Apple, Inc.*                                          345,850   $    72,925,931
Broadcom Corp.- Class A*                              604,100        18,998,945
FLIR Systems, Inc.*                                   552,300        18,071,256
Google, Inc.- Class A*                                106,200        65,841,876
QUALCOMM, Inc.                                      1,128,100        52,185,906
Salesforce.com, Inc.*                                 645,700        47,633,289
Visa, Inc.- Class A                                   621,900        54,391,374
VMware, Inc.- Class A*                                331,400        14,044,732
--------------------------------------------------------------------------------
                                                                    344,093,309
--------------------------------------------------------------------------------

HEALTH CARE -- 19.5%
Allergan, Inc.                                        716,300        45,134,063
Genzyme Corp.*                                        844,600        41,393,846
Illumina, Inc.*                                       547,029        16,766,439
Intuitive Surgical, Inc.*                             202,200        61,331,304
Stryker Corp.                                         110,750         5,578,477
Varian Medical Systems, Inc.*                         537,800        25,195,930
--------------------------------------------------------------------------------
                                                                    195,400,059
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.4%
Amazon.com, Inc.*                                     556,500        74,860,380
Las Vegas Sands Corp.*                              1,231,126        18,393,022
NIKE, Inc.- Class B                                   395,900        26,157,113
Staples, Inc.                                         805,500        19,807,245
Starbucks Corp.*                                    1,090,100        25,137,706
--------------------------------------------------------------------------------
                                                                    164,355,466
--------------------------------------------------------------------------------

ENERGY -- 13.8%
FMC Technologies, Inc.*                               721,400        41,725,776
National Oilwell Varco, Inc.                        1,208,240        53,271,302
Schlumberger Ltd.                                     667,000        43,415,030
--------------------------------------------------------------------------------
                                                                    138,412,108
--------------------------------------------------------------------------------

FINANCIALS -- 7.9%
Charles Schwab Corp./The                              730,700        13,751,774
CME Group, Inc.+                                       77,300        25,968,935
IntercontinentalExchange, Inc.*                       351,720        39,498,156
--------------------------------------------------------------------------------
                                                                     79,218,865
--------------------------------------------------------------------------------

MATERIALS -- 3.8%
Monsanto Co.                                          472,400        38,618,700
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.7%
America Movil SAB de CV,
    Series L- ADR                                     582,000        27,342,360
--------------------------------------------------------------------------------

INDUSTRIALS -- 0.9%
Iron Mountain, Inc.*+                                 423,100         9,629,756
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                             $   997,070,623
--------------------------------------------------------------------------------

INVESTMENT FUNDS --2.5%
Invesco AIM Liquid Assets Portfolio**              11,843,989        11,843,989
Touchstone Institutional
    Money Market Fund^                             13,225,243        13,225,243
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                          $    25,069,232
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 101.8%
(Cost $872,172,785)                                             $ 1,022,139,855

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.8%)                                            (18,242,504)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                            $ 1,003,897,351
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

+ All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2009, was $11,481,088.

**    Represents collateral for securities loaned.

ADR -- American Depositary Receipt

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                       VALUATION INPUTS AT REPORTING DATE:

DESCRIPTION                LEVEL 1        LEVEL 2     LEVEL 3         TOTAL
--------------------------------------------------------------------------------
Common Stocks           $997,070,623        $ --        $ --    $   997,070,623
Investment Funds          25,069,232          --          --         25,069,232
                        --------------------------------------------------------
                                                                $ 1,022,139,855

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of Touchstone Institutional Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Institutional Funds Trust, (comprised of the Touchstone JSAM Institutional Large Cap Value Fund, Touchstone Mazama Institutional Growth Fund and the Touchstone Sands Capital Institutional Growth Fund) (the "Funds"), as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion on those financial statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Institutional Funds Trust at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP


Cincinnati, Ohio
February 26, 2010

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDEND RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2009 qualify for the corporate dividends received deduction:

JSAM Institutional Large Cap Value Fund       100%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2009" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                                                       EXPENSES
                                                     NET EXPENSE           BEGINNING              ENDING              PAID DURING
                                                       RATIO                ACCOUNT               ACCOUNT            THE SIX MONTHS
                                                     ANNUALIZED              VALUE                 VALUE                 ENDED
                                                     DECEMBER 31,            JULY 1,             DECEMBER 31,          DECEMBER 31,
                                                        2009                  2009                  2009                  2009*
------------------------------------------------------------------------------------------------------------------------------------
JSAM INSTITUTIONAL LARGE CAP VALUE FUND
      Actual                                            0.73%            $     1,000.00       $     1,202.30             $      4.07
      Hypothetical                                      0.73%            $     1,000.00       $     1,021.51             $      3.73

MAZAMA INSTITUTIONAL GROWTH FUND
      Actual                                            0.98%            $     1,000.00       $     1,312.40             $      5.69
      Hypothetical                                      0.98%            $     1,000.00       $     1,020.29             $      4.97

SANDS CAPITAL INSTITUTIONAL GROWTH FUND
      Actual                                            0.79%            $     1,000.00       $     1,338.10             $      4.67
      Hypothetical                                      0.79%            $     1,000.00       $     1,021.21             $      4.04


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect the one-half year period).

ADVISORY AGREEMENT APPROVAL DISCLOSURE

At a meeting held on November 19, 2009, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Institutional Funds Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Management Agreement between the Trust and the Advisor with respect to each Fund of the Trust and of the Sub-Advisory Agreement with respect to each Fund between the Advisor and the respective Sub-Advisor.

In determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Management Agreement and of the respective Sub-Advisory Agreement was in the best interests of each of the Funds and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies;
(2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

In approving the Funds' Management Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Management Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Management Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor waived advisory fees for the Mazama Institutional Growth Fund. The Board also noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability, if any, from its relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month, twelve-month, and thirty-six month periods ended September 30, 2009, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds' performance.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------


The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Mazama Institutional Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Fund had commenced operations on January 30, 2008. The Board also took into account management's discussion of the Fund's expenses, including the impact that the relatively small size of the Fund had upon expenses. The Fund's performance for the six-month and twelve-month periods ended September 30, 2009 was in the 1st quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Board took into account management's discussion of the Fund's expenses and the Fund's advisory fee structure. The Fund's performance for the six-month, twelve-month, and thirty-six month periods ended September 30, 2009 was in the 1st quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board took into account management's discussion of the Funds' advisory fee structure. The Board also noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

Conclusion. In considering the renewal of the Funds' Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Management Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Management Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and its respective Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation;
(3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------


Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considers each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Management Agreement and are negotiated at arms-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the Funds to be a substantial factor in its consideration.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisors to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fee for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and considered the following information:

Mazama Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

Sands Capital Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered the Funds' performance during the six-month, twelve-month, and thirty-six month periods ended September 30, 2009, as applicable, as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------


Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to each Fund, among others: (a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER
                                                                                           OF FUNDS
                                                                                           OVERSEEN
                                             TERM OF                                       IN THE
NAME                          POSITION(S)    OFFICE(2) AND                                 TOUCHSTONE         OTHER
ADDRESS                       HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S)     FUND               DIRECTORSHIPS
AGE                           TRUST          TIME SERVED       DURING PAST 5 YEARS         COMPLEX(3)         HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              Trustee and    Until             President and CEO of IFS        48       Director of LaRosa's (a
Touchstone Advisors, Inc      President      retirement at     Financial Services, Inc.                 restaurant chain), Capital
303 Broadway                                 age 75 or until   (a holding company).                     Analysts Incorporated (an
Cincinnati, OH                               she resigns or                                             investment advisor and
Year of Birth: 1955                          is removed                                                 broker-dealer), IFS
                                             Trustee since                                              Financial Services, Inc.
                                             2006                                                       (a holding company), IFS
                                                                                                        Fund Distributors (a broker-
                                                                                                        dealer), Integrity and
                                                                                                        National Integrity Life
                                                                                                        Insurance Co., Touchstone
                                                                                                        Securities (the Trust's
                                                                                                        distributor), Touchstone
                                                                                                        Advisors (the Trust's
                                                                                                        investment advisor and
                                                                                                        administrator), W&S
                                                                                                        Brokerage Services (a
                                                                                                        broker-dealer) and W&S
                                                                                                        Financial Group Distributors
                                                                                                        (a distribution company).

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Phillip R. Cox                Trustee        Until             President and Chief Executive   48       Director of Cincinnati Bell
105 East Fourth Street                       retirement at     Officer of Cox Financial Corp.           (a communications company),
Cincinnati, OH                               age 75 or until   (a financial services company).          Bethesda Inc. (a hospital),
Year of Birth: 1947                          he resigns or is                                           Timken Co. (a manufacturing
                                             removed                                                    company), Diebold (a
                                             Trustee since                                              technology solutions
                                             2006                                                       company), and Ohio Business
                                                                                                        Alliance for Higher
                                                                                                        Education.
------------------------------------------------------------------------------------------------------------------------------------

Susan J. Hickenlooper         Trustee        Until             President and Trustee of        48       Trustee of Gateway Trust (a
c/o Touchstone Advisors, Inc.                retirement at     Episcopal Retirement                     charitable organization),
303 Broadway                                 age 75 or until   Homes Foundation.                        Trustee of Cincinnati Parks
Cincinnati, OH                               she resigns or                                             Foundation.
Year of Birth: 1946                          is removed
                                             Trustee since
                                             2009
------------------------------------------------------------------------------------------------------------------------------------

H. Jerome Lerner              Trustee        Until             Principal of HJL Enterprises    48       None
c/o Touchstone Advisors, Inc.                retirement at     (a privately held
303 Broadway                                 age 75 or until   investment company).
Cincinnati, OH                               he resigns or is
Year of Birth: 1938                          removed
                                             Trustee since
                                             2007

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                                                                                     OVERSEEN
                                           TERM OF                                                   IN THE
NAME                          POSITION(S)  OFFICE(2) AND                                             TOUCHSTONE   OTHER
ADDRESS                       HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                 FUND         DIRECTORSHIPS
AGE                           TRUST        TIME SERVED       DURING PAST 5 YEARS                     COMPLEX(3)   HELD(4)
------------------------------------------------------------------------------------------------------------------------------------

Donald C. Siekmann            Trustee      Until             Executive for Duro Bag                       48      None
c/o Touchstone Advisors, Inc.              retirement at     Manufacturing Co. (a bag manufacturer)
303 Broadway                               age 75 or until   from 2002-2008. President of Shor
Cincinnati, OH                             he resigns or is  Foundation for Epilepsy Research
Year of Birth: 1938                        removed           (a charitable foundation).
                                           Trustee since
                                           2006
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Stautberg           Trustee      Until             Retired Partner of KPMG LLP                  48      Trustee of
c/o Touchstone Advisors, Inc.              retirement at     (a certified public accounting                       Tri-Health
303 Broadway                               age 75 or until   firm). Vice President of                             Physician
Cincinnati, OH                             he resigns or is  St. Xavier High School.                              Enterprise
Year of Birth: 1934                        removed                                                                Corporation.
                                           Trustee since
                                           2006
------------------------------------------------------------------------------------------------------------------------------------

John P. Zanotti               Trustee      Until             CEO, Chairman and Director of                48      None
c/o Touchstone Advisors, Inc.              retirement at     Avaton, Inc. (a wireless
303 Broadway                               age 75 or until   entertainment company) until 2006.
Cincinnati, OH                             he resigns or is  President of Cincinnati Biomedical
Year of Birth: 1948                        removed           (a life science and economic
                                           Trustee since     development company) from
                                           2007              2003-2007. Chairman of Integrated
                                                             Media Technologies (a media company).
------------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 3 series of the Trust, 20 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     NUMBER
                                                                                                     OF FUNDS
                                             TERM OF                                                 OVERSEEN
                                             OFFICE AND                                              IN THE
NAME                          POSITION(S)    LENGTH                                                  TOUCHSTONE   OTHER
ADDRESS                       HELD WITH      OF                    PRINCIPAL OCCUPATION(S)           FUND         DIRECTORSHIPS
AGE                           TRUST          TIME SERVED           DURING PAST 5 YEARS               COMPLEX(2)   HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              President      Until resignation,    See biography above.                   48      See biography
Touchstone Advisors, Inc.     and Trustee    removal or                                                           above.
303 Broadway                                 disqualification
Cincinnati, OH                               President since
Year of Birth: 1955                          2004; President
                                             from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------

Brian E. Hirsch               Vice           Until resignation,    Senior Vice President and Chief        48      None
Touchstone Advisors, Inc.     President      removal or            Compliance Officer of
303 Broadway                  and Chief      disqualification      IFS Financial Services, Inc.
Cincinnati, OH                Compliance     Vice President
Year of Birth: 1956           Officer        since 2003
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Graziano            Vice           Until resignation,    President of Touchstone                48      None
Touchstone Advisors, Inc.     President      removal or            Advisors, Inc.; Executive Vice
303 Broadway                                 disqualification      President of Pioneer Investment
Cincinnati, OH                               Vice President        Management, Head of Retail
Year of Birth: 1954                          since 2009            Distribution and Strategic
                                                                   Marketing 2007 - 2008; Executive
                                                                   Vice President of Pioneer
                                                                   Investment Management, Chief
                                                                   Marketing Officer 2002 - 2007
------------------------------------------------------------------------------------------------------------------------------------

Terrie A. Wiedenheft          Controller     Until resignation,    Chief Financial Officer of             48      None
Touchstone Advisors, Inc.     and            removal or            IFS Financial Services, Inc.
303 Broadway                  Treasurer      disqualification
Cincinnati, OH                               Controller since
Year of Birth: 1962                          2000; Treasurer
                                             since 2003
------------------------------------------------------------------------------------------------------------------------------------

Jay S. Fitton                 Secretary      Until resignation,    Assistant Vice President and           48      None
JPMorgan                                     removal or            Senior Counsel at JPMorgan
303 Broadway                                 disqualification      Chase Bank, N.A.
Cincinnati, OH                               Secretary since
Year of Birth: 1970                          2006; Assistant
                                             Secretary from
                                             2002-2006
------------------------------------------------------------------------------------------------------------------------------------



(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 3 series of the Trust, 20 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 6 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
PRIVACY PROTECTION POLICY

WE RESPECT YOUR PRIVACY

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

OUR PLEDGE TO OUR CLIENTS

o We collect only the information we need to service your account and administer our business.

o We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

o     We make every effort to ensure the accuracy of your information.

WE COLLECT THE FOLLOWING NONPUBLIC PERSONAL INFORMATION ABOUT YOU:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

WE PLACE STRICT LIMITS AND CONTROLS ON THE USE AND SHARING OF YOUR INFORMATION

o We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

o We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

o We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

o     We will not sell your personal information to anyone.

WE MAY PROVIDE INFORMATION TO SERVICE YOUR ACCOUNT

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.*, Capital Analysts Incorporated and W&S Brokerage Services, Inc.

*     Touchstone Securities, Inc. serves as the underwriter to the Touchstone
      Funds.

A Member of Western & Southern Financial Group(R)

        THE PRIVACY PROTECTION POLICY IS NOT PART OF THE ANNUAL REPORT.
--------------------------------------------------------------------------------

                      This page left intentionally blank.

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       303 Braodway, Suite 1100
       Cincinnati, OH 45202-4203


--------------------------------------------------------------------------------
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TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

*     A Member of Western & Southern Financial Group


                                                           TSF-1105-TIFT-AR-0912

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Don Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $38,175 for the December 31, 2009 fiscal year and $53,200 for the December 31, 2008 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled $15,000 ($9,000 paid by JPMorgan) for the December 31, 2009 fiscal year and $0 for the December 31, 2008 fiscal year. The 2009 fees are related to limited internal control testing in of the Trust's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled $18,200 for the December 31, 2009 fiscal year and $17,200 for the December 31, 2008 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the December 31, 2009 or December 31, 2008 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.
(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisors) and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $48,200 for the December 31, 2009 fiscal year and $46,200 for the December 31, 2008 fiscal year.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed with registrant's N-CSR for the December 31, 2006 fiscal year and is hereby incorporated by reference.
(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)       Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Touchstone Institutional Funds Trust
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By (Signature and Title) /s/ Jill McGruder
                         -------------------------------------------------------
                         Jill McGruder, President
                         (principal executive officer)

Date March 3, 2010
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Jill McGruder
                         -------------------------------------------------------
                         Jill McGruder, President
                         (principal executive officer)

Date March 3, 2010
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By (Signature and Title) /s/ Terrie Wiedenheft
                         -------------------------------------------------------
                         Terrie Wiedenheft, Controller and Treasurer
                         (principal financial officer)

Date March 2, 2010
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